UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                 August 11, 2005
                                 ---------------
                Date of report (date of earliest event reported)


                          STANDARD PARKING CORPORATION
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


        000-50796                                          16-1171179
        ---------                                          ----------
(Commission File Number)                       (IRS Employer Identification No.)

           900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 274-2000
                                ----------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 7.01. Regulation FD Disclosure

     The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

     On August 10, 2005, Standard Parking Corporation issued a press release setting forth its second-quarter 2005 earnings. A copy of SPC's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.


Exhibit Index

99   Press release, dated: August 10, 2005, issued by Standard Parking
     Corporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   STANDARD PARKING CORPORATION


Date: August 11, 2005                              By: /s/ DANIEL R. MEYER
                                                      --------------------------
                                                           Daniel R. Meyer,
                                                           Senior Vice President